UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 19, 2005

PRECIS, INC.

(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2040 North Highway 360
Grand Prairie, Texas 75050

(Address of principal executive offices)

(866) 578-1665

(Issuer’s telephone number)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of registrant under any of the following provisions (See General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01	Other Events

Signature

Item 8.01                                                 Other Events

On October 18, 2005, Precis, Inc. (the “Company”) caused its subsidiary, The Capella Group, Inc. d/b/a Care Entrée (“Capella”), to initiate in the Superior Court of the State of California, County of Los Angeles Case No. BC341633 styled The Capella Group, Inc., d/b/a/Care Entree v. California Department of Managed Health Care; Lucinda Ehnes, in her official capacity; and Does 1-20 inclusive.  Lucinda Ehnes is the Director of the California Department of Managed Health Care (the “DMHC”).  The DMHC is responsible for the administration and enforcement of the Knox-Keene Health Care Service Act of 1975 (the “Knox-Keene Act”), a set of laws that regulate healthcare maintenance organizations or HMOs and impose licensing requirements on those organizations.  This licensing process is in part to ensure that the financial resources of the HMO are sufficient to cover the cost of providing the promised healthcare.  In 2001 the DMHC issued its interpretive opinion that concluded that the healthcare discount programs like those offered and sold by Capella are not similar to insurance programs that the Knox-Keene Act is intended to regulate and therefore the Act is not applicable.  Accordingly the Company believes that the DMHC does not have jurisdiction over healthcare discount programs like that of Capella’s Care Entrée program.

For a number of years the Company through Capella has been offering and has sold its discount, self-insured healthcare membership program, Care Entrée, to California residents as a non-insurance discount program.  Under this program, all decisions related to healthcare services are at the discretion of the program members and payment for these services are solely the responsibility of the members, unlike the traditional medical insurance offered and provided by insurance companies.

In the first half of 2005, DMHC initiated an investigation to determine the applicability the Knox-Keene Act to the membership programs offered and sold to California residents as a form of “health care service plan.”  In July 2005, the DMHC issued a Cease and Desist Order, finding that Capella’s Care Entrée discount program is subject to the licensing requirements and regulation under the Knox-Keene Act, effectively under the jurisdiction of the DMHC.

In the lawsuit, Capella is requesting a declaratory judgment finding that the Care Entrée discount program is not a “health care service plan” within the meaning of the Knox-Keene Act and therefore not subject to the Act and that the DMHC has neither the authority nor the jurisdiction to issue the Cease and Desist Order.  Furthermore and in the alternative, because Capella has relied upon and acted in good faith in conformity with the earlier written interpretive opinion of the Director of the DMHC.  Under the provisions of the Knox-Keene Act the current Director of DMHC is not permitted to effectively amend or rescind the prior interpretive opinion.   In accordance with the Knox-Keene Act, Capella is seeking a declaratory judgment and injunction to prevent enforcement of the Cease and Desist Order by the Director of DMHC.

Because the Lawsuit was just filed, the Company cannot determine whether it will be successful in obtaining the declaratory judgment and injunction sought.  Findings against Capella and in favor of the DMHC and its Director could have a material adverse effect on our financial condition and on our operations in California and overall results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.

By:	/s/ Frank Apodaca

Frank Apodaca
President

Dated: October 19, 2005